Acquisition of Filonikis Product Carrier S.A. (M/T Amor) - Unaudited Pro Forma Financial Information (Table) (Details) - Filonikis Product Carrier S.A. $ / shares in Units, $ in Thousands	12 Months Ended
Dec. 31, 2016 USD ($) $ / shares
Business Acquisition [Line Items]
Total revenues	$ 245,825
Partnership's net income	53,677
Preferred unit holders' interest in Partnership's net income	11,101
General Partner's interest in Partnership's net income	850
Common unit holders interest in Partnership's net income	$ 41,726
Net income per common unit basic and diluted (adjusted for the March 2019 Reverse Split) | $ / shares	$ 2.42